EXHIBIT 99.3

                                                        MONTHLY OPERATING REPORT
------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS
------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------
JUDGE: BARBARA J. HOUSER
------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                         Chief Financial Officer
---------------------------------------                -------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

Drew Keith                                                     11/20/00
---------------------------------------                -------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                DATE

PREPARER:

/s/ JESSICA L. WILSON                                   Chief Accounting Officer
---------------------------------------                -------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

Jessica L. Wilson                                              11/20/00
---------------------------------------                -------------------------
PRINTED NAME OF PREPARER                                         DATE

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-1
------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------

COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------------
                                       SCHEDULE                  MONTH                   MONTH                  MONTH
                                                        ----------------------------------------------------------------------
ASSETS                                  AMOUNT                October 2000
------------------------------------------------------------------------------------------------------------------------------
1.      UNRESTRICTED CASH                       $15,476                  ($3,048)                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
2.      RESTRICTED CASH
------------------------------------------------------------------------------------------------------------------------------
3.      TOTAL CASH                              $15,476                  ($3,048)                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
4.      ACCOUNTS RECEIVABLE (NET)           $13,356,789               $6,220,572                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
5.      INVENTORY                                                     $5,142,821                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
6.      NOTES RECEIVABLE                                                      $0                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
7.      PREPAID EXPENSES                                                $201,238                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                 $37,290,970              $47,569,379                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL CURRENT ASSETS                $50,663,235              $59,130,962                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
10.     PROPERTY, PLANT & EQUIPMENT         $17,083,867              $16,645,008                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
11.     LESS: ACCUMULATED
        DEPRECIATION/DEPLETION                                        $6,778,594                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
12.     NET PROPERTY, PLANT &
        EQUIPMENT                           $17,083,867               $9,866,414                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
13.     DUE FROM INSIDERS                                                     $0                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
14.     OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)                                            $0                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
15.     OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                        $67,747,102              $68,997,376                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
17.     ACCOUNTS PAYABLE                                                $246,220                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
18.     TAXES PAYABLE                                                  ($285,316)                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
19.     NOTES PAYABLE                                                         $0                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
20.     PROFESSIONAL FEES                                                     $0                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
21.     SECURED DEBT                                                          $0                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
22.     OTHER (ATTACH LIST)                                           $1,432,739                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
23.     TOTAL POSTPETITION
        LIABILITIES                                                   $1,393,643                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
24.     SECURED DEBT                           $152,776                 $100,158                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
25.     PRIORITY DEBT                          $380,384                       $0                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
26.     UNSECURED DEBT                      $10,596,326              $18,351,965                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
27.     OTHER (ATTACH LIST)                                                   $0                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
28.     TOTAL PREPETITION LIABILITIES       $11,129,486              $18,452,123                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
29.     TOTAL LIABILITIES                   $11,129,486              $19,845,766                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------------
30.     PREPETITION OWNERS' EQUITY                                   $49,811,368                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
31.     POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                               ($659,758)                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------
32.     DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------------------
33.     TOTAL EQUITY                                 $0              $49,151,610                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------
34.     TOTAL LIABILITIES &
        OWNERS' EQUITY                      $11,129,486              $68,997,376                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------

                                                  MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-2
------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------


INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                    MONTH                   MONTH                MONTH               QUARTER
                                           -------------------------------------------------------------------
REVENUES                                        October 2000                                                          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.     GROSS REVENUES                                     $2,462,079                   $0                  $0            $2,462,079
------------------------------------------------------------------------------------------------------------------------------------
2.     LESS: RETURNS & DISCOUNTS                                  $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
3.     NET REVENUE                                        $2,462,079                   $0                  $0            $2,462,079
------------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
4.     MATERIAL                                                   $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
5.     DIRECT LABOR                                               $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
6.     DIRECT OVERHEAD                                            $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
7.     TOTAL COST OF GOODS SOLD                                   $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
8.     GROSS PROFIT                                       $2,462,079                   $0                  $0            $2,462,079
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
9.     OFFICER/INSIDER COMPENSATION                          $10,000                   $0                  $0               $10,000
------------------------------------------------------------------------------------------------------------------------------------
10.    SELLING & MARKETING                                        $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
11.    GENERAL & ADMINISTRATIVE                             $313,782                   $0                  $0              $313,782
------------------------------------------------------------------------------------------------------------------------------------
12.    RENT & LEASE                                               $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
13.    OTHER (ATTACH LIST)                                $2,071,080                   $0                  $0            $2,071,080
------------------------------------------------------------------------------------------------------------------------------------
14.    TOTAL OPERATING EXPENSES                           $2,394,862                   $0                  $0            $2,394,862
------------------------------------------------------------------------------------------------------------------------------------
15.    INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                                      $67,217                   $0                  $0               $67,217
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
16.    NON-OPERATING INCOME (ATT. LIST)                           $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
17.    NON-OPERATING EXPENSE (ATT. LIST)                          $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
18.    INTEREST EXPENSE                                     ($37,455)                  $0                  $0              ($37,455)
------------------------------------------------------------------------------------------------------------------------------------
19.    DEPRECIATION/DEPLETION                               $177,328                   $0                  $0              $177,328
------------------------------------------------------------------------------------------------------------------------------------
20.    AMORTIZATION                                               $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
21.    OTHER (ATTACH LIST)                                        $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
22.    NET OTHER INCOME & EXPENSES                          $139,873                   $0                  $0              $139,873
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
23.    PROFESSIONAL FEES                                          $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
24.    U.S. TRUSTEE FEES                                          $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                                        $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
26.    TOTAL REORGANIZATION EXPENSES                              $0                   $0                  $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
27.    INCOME TAX                                            $34,758                   $0                  $0               $34,758
------------------------------------------------------------------------------------------------------------------------------------
28.    NET PROFIT (LOSS)                                   ($107,414)                  $0                  $0             ($107,414)
------------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
--------------------------------------
CASE  NAME:  KITTY HAWK CHARTERS, INC.                  ACCRUAL BASIS-3
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96
--------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                      MONTH                MONTH              MONTH               QUARTER
CASH RECEIPTS AND                              ------------------------------------------------------------
DISBURSEMENTS                                      October 2000                                                    TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.     CASH - BEGINNING OF MONTH                           ($71,331)                 $0                 $0              ($71,331)
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
2.     CASH SALES                                                $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
3.     PREPETITION                                               $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
4.     POSTPETITION                                      $2,553,548                  $0                 $0            $2,553,548
---------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL OPERATING RECEIPTS                          $2,553,548                  $0                 $0            $2,553,548
---------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
6.     LOANS & ADVANCES (ATTACH  LIST)                           $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
7.     SALE OF ASSETS                                            $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                              ($2,485,265)                 $0                 $0           ($2,485,265)
---------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL NON-OPERATING RECEIPTS                     ($2,485,265)                 $0                 $0           ($2,485,265)
---------------------------------------------------------------------------------------------------------------------------------
10.    TOTAL RECEIPTS                                       $68,283                  $0                 $0               $68,283
---------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL CASH AVAILABLE                                 ($3,048)                 $0                 $0               ($3,048)
---------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
12.    NET PAYROLL                                               $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
13.    PAYROLL TAXES PAID                                        $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
14.    SALES, USE & OTHER TAXES PAID                             $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
15.    SECURED/RENTAL/LEASES                                     $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
16.    UTILITIES                                                 $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
17.    INSURANCE                                                 $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
18.    INVENTORY PURCHASES                                       $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
19.    VEHICLE EXPENSES                                          $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
20.    TRAVEL                                                    $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
21.    ENTERTAINMENT                                             $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
22.    REPAIRS & MAINTENANCE                                     $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
23.    SUPPLIES                                                  $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
24.    ADVERTISING                                               $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                                       $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
26.    TOTAL OPERATING DISBURSEMENTS                             $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
27.    PROFESSIONAL FEES                                         $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
28.    U.S. TRUSTEE FEES                                         $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
29.    OTHER (ATTACH LIST)                                       $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
30.    TOTAL REORGANIZATION EXPENSES                             $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
31.    TOTAL DISBURSEMENTS                                       $0                  $0                 $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
32.    NET CASH FLOW                                        $68,283                  $0                 $0               $68,283
---------------------------------------------------------------------------------------------------------------------------------
33.    CASH - END OF MONTH                                  ($3,048)                 $0                 $0               ($3,048)
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-4
------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                            SCHEDULE                MONTH                  MONTH                  MONTH
                                                            --------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                    AMOUNT              October 2000
--------------------------------------------------------------------------------------------------------------------------------
1.     0-30                                                             $2,298,311                     $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
2.     31-60                                                            $1,091,251                     $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
3.     61-90                                                              $354,139                     $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
4.     91+                                                              $2,476,871                     $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                         $0             $6,220,572                     $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                          $0                     $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                         $0             $6,220,572                     $0                    $0
--------------------------------------------------------------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                                  MONTH:      October 2000
------------------------------------------------------------------------------------------------------------------------------------
                                              0-30               31-60            61-90                   91+
TAXES PAYABLE                                 DAYS                DAYS             DAYS                   DAYS              TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               ($287,535)            $0               $0                     $0             ($287,535)
------------------------------------------------------------------------------------------------------------------------------------
2.     STATE                                    $2,219             $0               $0                     $0                $2,219
------------------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                        $0             $0               $0                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                          $0             $0               $0                     $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                   ($285,316)            $0               $0                     $0             ($285,316)
------------------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                        $64,684        $24,659           $1,215               $155,662              $246,220
------------------------------------------------------------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                                 MONTH:      October 2000
---------------------------------------------------------------------------------------------------------------------------------
                                            BEGINNING                AMOUNT                                       ENDING
                                               TAX               WITHHELD AND/              AMOUNT                  TAX
FEDERAL                                     LIABILITY*             0R ACCRUED                PAID                LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                      $0               $194,554               $194,554                    $0
---------------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                    $0                     $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                    $0                     $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                       $0                     $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                      ($322,293)               $34,758                     $0             ($287,535)
---------------------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                $0                     $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                         ($322,293)              $229,312               $194,554             ($287,535)
---------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                        $0                     $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
9.     SALES                                            $204                    $89                     $0                  $293
---------------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                        $49,025                $36,662                $83,761                $1,926
---------------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                       $0                     $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                      $0                     $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                  $0                     $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                $0                     $0                     $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                           $49,229                $36,751                $83,761                $2,219
---------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                 ($273,064)              $266,063               $278,315             ($285,316)
---------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-5
------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: October 2000

BANK RECONCILIATIONS
                                                        Account #1         Account #2          Account #3
----------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                        Bank One           Sun Trust
----------------------------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                            100128198            5572932                                 TOTAL
----------------------------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                             Deposit            Operating
----------------------------------------------------------------------------------------------------------------------------------
1.      BALANCE PER BANK STATEMENT                                  $0             $11,490                                $11,490
----------------------------------------------------------------------------------------------------------------------------------
2.      ADD: TOTAL DEPOSITS NOT CREDITED                            $0                  $0                                     $0
----------------------------------------------------------------------------------------------------------------------------------
3.      SUBTRACT: OUTSTANDING CHECKS                                $0                  $0                                     $0
----------------------------------------------------------------------------------------------------------------------------------
4.      OTHER RECONCILING ITEMS                               ($29,921)                 $0                               ($29,921)
----------------------------------------------------------------------------------------------------------------------------------
5.      MONTH END BALANCE PER BOOKS                           ($29,921)            $11,490                 $0            ($18,431)
----------------------------------------------------------------------------------------------------------------------------------
6.      NUMBER OF LAST CHECK WRITTEN                    No checks           No checks
----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------------
                                                         DATE OF             TYPE OF            PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                              PURCHASE          INSTRUMENT            PRICE               VALUE
----------------------------------------------------------------------------------------------------------------------------------
7.      N/A
----------------------------------------------------------------------------------------------------------------------------------
8.      N/A
----------------------------------------------------------------------------------------------------------------------------------
9.      N/A
----------------------------------------------------------------------------------------------------------------------------------
10.     N/A
----------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL INVESTMENTS                                                                                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------------

CASH
----------------------------------------------------------------------------------------------------------------------------------
12.     CURRENCY ON HAND                                                                                                  $15,383
----------------------------------------------------------------------------------------------------------------------------------
13.     TOTAL CASH - END OF MONTH                                                                                         ($3,048)
----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-6
------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------

                                                        MONTH: October 2000

--------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------
                                                 INSIDERS
-----------------------------------------------------------------------------------------------------------
                                                  TYPE OF                  AMOUNT          TOTAL PAID
               NAME                               PAYMENT                   PAID             TO DATE
-----------------------------------------------------------------------------------------------------------
1.    Toby Skaar                      Salary                                        $0              $4,808
-----------------------------------------------------------------------------------------------------------
2.    Doug Kalitta                    Salary                                   $10,000             $65,000
-----------------------------------------------------------------------------------------------------------
3.    N/A
-----------------------------------------------------------------------------------------------------------
4.    N/A
-----------------------------------------------------------------------------------------------------------
5.    N/A
-----------------------------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO INSIDERS                                                              $10,000             $69,808
-----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                      PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------------
                                DATE OF COURT                                                                        TOTAL
                              ORDER AUTHORIZING         AMOUNT            AMOUNT              TOTAL PAID           INCURRED
                    NAME           PAYMENT             APPROVED            PAID                TO DATE            & UNPAID *
---------------------------------------------------------------------------------------------------------------------------------
1.    N/A
---------------------------------------------------------------------------------------------------------------------------------
2.    N/A
---------------------------------------------------------------------------------------------------------------------------------
3.    N/A
---------------------------------------------------------------------------------------------------------------------------------
4.    N/A
---------------------------------------------------------------------------------------------------------------------------------
5.    N/A
---------------------------------------------------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO PROFESSIONALS                                           $0                  $0                     $0                $0
---------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                          SCHEDULED          AMOUNTS
                                                                           MONTHLY            PAID                 TOTAL
                                                                          PAYMENTS           DURING                UNPAID
                           NAME OF CREDITOR                                  DUE              MONTH             POSTPETITION
----------------------------------------------------------------------------------------------------------------------------------
1.    GE Capital                                                               $11,579             $11,579                     $0
----------------------------------------------------------------------------------------------------------------------------------
2.    N/A
----------------------------------------------------------------------------------------------------------------------------------
3.    N/A
----------------------------------------------------------------------------------------------------------------------------------
4.    N/A
----------------------------------------------------------------------------------------------------------------------------------
5.    N/A
----------------------------------------------------------------------------------------------------------------------------------
6.    TOTAL                                                                    $11,579             $11,579                     $0
----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL  BASIS-7
------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------

                                                        MONTH: October 2000
QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                  NO
---------------------------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                                  X
---------------------------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                            X
---------------------------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                                                      X
---------------------------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                                                X
---------------------------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                                                X
---------------------------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                          X
---------------------------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                                             X
---------------------------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                      X
---------------------------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                            X
---------------------------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                                           X
---------------------------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                                                     X
---------------------------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                                       X
---------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


INSURANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                  NO
---------------------------------------------------------------------------------------------------------------------------------
1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                                                         X
---------------------------------------------------------------------------------------------------------------------------------
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                           X
---------------------------------------------------------------------------------------------------------------------------------
3.     PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------------------------
                                                INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
       TYPE  OF                                                                                             PAYMENT AMOUNT
       POLICY               CARRIER                                             PERIOD COVERED               & FREQUENCY
---------------------------------------------------------------------------------------------------------------------------------
       See Kitty Hawk, Inc. Case #400-42141
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------
CASE NAME: KITTY HAWK CHARTERS, INC.                        FOOTNOTES SUPPLEMENT
------------------------------------
CASE NUMBER: 400-42143-BJH                                  ACCRUAL BASIS
------------------------------------

                                                            MONTH: October 2000

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   ACCRUAL BASIS           LINE
    FORM NUMBER           NUMBER                         FOOTNOTE / EXPLANATION
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
         6                           All Professional fees related to the Reorganization of the
                                       Company are disbursed out of Kitty Hawk, Inc. (Parent
                                       Company). Refer to Case # 400-42141
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         7                           All insurance plans related to the Company are carried
                                       at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                       400-42141.
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         3                   3       The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetion accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.
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         3                   8       All cash received into the Company cash accounts is swept
                                        each night to Kitty Hawk, Inc. Master Account (see Case
                                        #400-42141).
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         3                   31      All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
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         4                   6       All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                        are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
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         4                   6       Accounts payable on the aging are in the 60 and 90 day categories due to wire transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices on Kitty Hawk Charters Aging. Company is working on clearing these items.
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         3                   28      All payments are made by Kitty Hawk, Inc. (Case #400-42141)
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CASE NAME: KITTY HAWK CHARTERS, INC.

CASE NUMBER: 400-42143

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                        October 2000


8.   OTHER (ATTACH LIST)                                $47,569,379 Reported
                                                       -------------
         Intercompany Receivables                        47,234,558
         Contra A/R                                             420
         A/R Other                                           52,231
         A/R Clearing                                        78,621
         A/R Customer Refund                                      -
         A/R Accrued                                              -
         A/R 401(k) Loan                                     (1,851)
         A/R Employees                                        7,709
         A/R Clothing Sales                                  32,711
         A/R Payroll Advance                                      -
         A/R Aging reconciling item                         104,000
         Fuel Inventory                                       9,051
         Misc                                                 6,082
         Security Deposit                                    45,847
                                                       -------------
                                                         47,569,379 Detail
                                                       -------------
                                                                  - Difference

22.  OTHER (ATTACH LIST)                                $ 1,432,739 Reported
                                                       -------------

         Accrued charter expenses                           585,938
         Accrued Salaries/Wages                             381,504
         Accrued 401(k)                                     (38,670)
         Accrued accounting/legal                            35,831
         A/P Unrecorded                                      26,000
         Adjusted FET                                      (149,845)
         A/P Aging reconciling item                           8,539
         Accrued franchise tax                               15,732
         Misc                                                  (448)
         Accrued Fuel                                       568,158
                                                       -------------
                                                          1,432,739 Detail
                                                       -------------
                                                                  - Difference

ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                                 $2,071,080 Reported
                                                       -------------
         Ondemand costs                                     196,558
         135 Airline charter costs                          118,349
         Fuel                                               783,277
         Wages                                              697,257
         Travel expense                                      15,520
         Insurance                                           46,024
         Other                                               23,010
         Rotables/Repair/Consumables                        157,786
         Shipping                                             9,425
         Shop materials/equip rental                         23,874
         Maintenance allocation                                   -
                                                       -------------
                                                          2,071,080 Detail
                                                       -------------
                                                                  - Difference

ACCRUAL BASIS-3
8.   OTHER (ATTACH LIST)                                 (2,485,265)Reported
                                                       -------------
         Transfer from OK Turbines (Case #400-42146)              -
         Sweeps to Kitty Hawk, Inc.                      (2,485,265)Detail
                                                       -------------
                                                         (2,485,265)Detail
                                                       -------------
                                                                  - Difference